UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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HEALTHWAREHOUSE.COM, INC.

(Name of Registrant as Specified in its Charter)

RX Investor Value Corporation, Jeffrey T. Holtmeier, Mark Scott, Michael Peppel, Brian A. Ross, and Dr. Stephen J. Weiss

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On August 24, 2016 RX Investor Value Corporation (“RIVC”) posted on www.rxinvestors.com the slide deck presentation attached hereto and incorporated herein by reference as Exhibit 1.

RX INVESTOR VALUE CORPORATION (“RIVC”) HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE SOLICITATION OF PROXIES FROM STOCKHOLDERS OF HEALTHWAREHOUSE.COM, INC. (THE "COMPANY") IN CONNECTION WITH THE COMPANY'S 2016 ANNUAL MEETING OF STOCKHOLDERS. ALL STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY RIVC, MARK SCOTT, JEFFREY HOLTMEIER, BRIAN ROSS, MICHAEL PEPPEL AND DR. STEPHEN WEISS AND RELATED PARTICIPANTS IN THE SOLICITATION (COLLECTIVELY, THE "PARTICIPANTS") BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND AN ACCOMPANYING PROXY CARD ARE BEING FURNISHED TO SOME OR ALL OF THE COMPANY'S STOCKHOLDERS AND ARE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, OKAPI PARTNERS, RIVC’S PROXY SOLICITOR, WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WITHOUT CHARGE UPON REQUEST BY CALLING OKAPI TOLL-FREE AT 877-259-6290.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS BY SECURITY HOLDINGS IS CONTAINED IN THE DEFINITIVE SCHEDULE 14A FILED BY RIVC WITH THE SEC. THIS DOCUMENT CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE. MARK SCOTT OWNS 4,480,861 SHARES OF THE COMPANY. RIVC OWNS 1,100 SHARES OF THE COMPANY. BRIAN ROSS OWNS 0 SHARES OF THE COMPANY. MICHAEL PEPPEL OWNS 0 SHARES OF THE COMPANY. JEFFREY HOLTMEIER OWNS 19,900 SHARES OF THE COMPANY. DR. STEPHEN WEISS OWNS 1,020,000 SHARES OF THE COMPANY.

Exhibit 1

Contested Board of Director Vote Rx Investor Value Corporation www.rxinvestors.com August 22, 2016

Disclaimer 8/22/16 Rx Investor Value Corporation 2 The views expressed herein represent the subjective opinions of Rx Investor Value Corporation and certain of its affiliates and controlling persons (collectively, “RIVC”), which beneficially own shares of HealthWarehouse . Com Inc (the “Company”) . These views are based on publicly available information with respect to the Company . Certain financial information and data used herein have been derived or obtained from publicly available information including filings made with the Securities and Exchange Commission (“SEC”), or other regulatory authorities and from other third party reports, by the Company or other companies RIVC deems relevant . RIVC has neither sought nor obtained consent from any third party for the use of previously published information . Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein . RIVC shall not be responsible or have any liability for any misinformation contained in any third party report, SEC or other regulatory filing . All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and RIVC’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names . Unless otherwise stated, statements in this presentation are made as of the date of this presentation, and nothing shall create an implication that the information contained herein is correct as of any time after such date . RIVC reserves the right to change any of its opinions expressed herein at any time as it deems appropriate . RIVC disclaims any obligation to update the data, information or opinions contained herein or to notify the market or any other party of any such changes . This document contains certain forward - looking statements and information that are based on RIVC’s beliefs as well as assumptions made by, and information currently available to, RIVC . These statements include, but are not limited to, statements about strategies, plans, objectives, expectations, intentions, expenditures and assumptions and other statements that are not historical facts . When used in this document, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan” and “project” and similar expressions are intended to identify forward - looking statements . These statements reflect our current views with respect to future events, are not guarantees of future performance and involve risks and uncertainties that are difficult to predict . Further, certain forward - looking statements are based upon assumptions as to future events that may not prove to be accurate . Actual results, performance or achievements may vary materially and adversely from those described in this document . The tables, graphs, charts and other analyses provided throughout this document are provided for illustrative purposes only and there is no guarantee that the trends, outcomes or market conditions depicted on them will continue in the future . There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein . Any estimates, projections or potential impact of the opportunities identified by RIVC herein are based on assumptions that RIVC believes to be reasonable as of the date hereof, but there can be no assurance or guarantee that actual results or performance will not differ, and such differences may be material and adverse . These materials are provided merely for general informational purposes and are not intended to be, nor should they be construed as 1 ) investment advice, 2 ) a recommendation to buy or sell any security, or 3 ) an offer or solicitation to subscribe for or purchase any security . These materials do not consider the investment objective, financial situation, suitability or the particular need or circumstances of any specific individual who may receive or review this presentation, and may not be taken as advice on the merits of any investment decision . RIVC currently has an economic interest in the price movement of the securities of the Company . It is possible that there will be developments in the future that cause RIVC to modify this economic interest at any time or from time to time . This may include a decision to sell all or a portion of its holdings of Company securities in open market transactions or otherwise (including via short sales), purchase additional Company securities (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such securities . Although RIVC believes the information herein to be reliable, RIVC makes no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and RIVC expressly disclaims any liability relating to those statements or communications (or any inaccuracies or omissions therein) . Thus, shareholders and others should conduct their own independent investigations and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant .

RIVC Proposal to Shareholders 8/22/16 Rx Investor Value Corporation 3 The board has had ample time to turn around the company No plan to increase shareholder value The board’s disclosed actions are questionable Shareholder dilution, lender payables exchange, guaranteed bonuses, increased director pay RIVC plans to …. Clean up the company’s balance sheet Inject growth capital Drive consistent revenue growth Increase shareholder value through sustained profitable customer acquisition RIVC director slate has the experience & commitment pharmaceutical industry technology entrepreneurship public company management and directorship Invested own capital to purchase shares

How Long Does It Take To Turn Around HEWA? 8/22/16 Rx Investor Value Corporation 4 Since 2011 ecommerce has grown 14.6% per annum Yet in the same time period revenue has declined 9.3% per annum $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 2011 2012 2013 2014 2015 U.S. Ecommerce $ billions

How Long Does It Take To Turn Around HEWA? 8/22/16 Rx Investor Value Corporation 5 The company has disclosed its inability to secure adequate financial resources since 2011 (Source: HEWA Form 10 - K FN #2: 2011 to 2015) ($2,404,464) ($8,395,171) ($4,533,555) ($4,237,165) ($4,377,000) 2011 2012 2013 2014 2015 Working Capital Deficit

How Long Does It Take To Turn Around HEWA? 8/22/16 Rx Investor Value Corporation 6 Share price has declined 94% since its $7.74 high on June 5, 2012 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 8/22/2011 8/22/2012 8/22/2013 8/22/2014 8/22/2015 HEWA Closing Price Aug 22, 2011 to Aug 19, 2016

Current Board of Directors’ Plan Has Not Delivered Shareholder Value 8/22/16 Rx Investor Value Corporation 7 The board has no apparent marketing plan to create value All of 27% 2Q16 y/y growth concentrated in 1Q16 when Consumer Reports favorably reviewed HEWA (Source: HEWA Form 10 - K,10 - Q’s ) August 8 the company has announced its intention to hire a banker to explore the sale of the company (Source: HEWA Form 8 - K ) However HEWA is likely fully valued Current HEWA price reflects 2.1x enterprise value to sales (Source: Yahoo Finance) If the company is sold, many investors would likely sell their shares at a loss Chief Executive Officer and Principal Financial Office have concluded that HEWA’s disclosure controls and procedures were not effective. (Source: 10 - k filed 3/31/16)

Consumer Reports Not a Marketing Strategy 8/22/16 Rx Investor Value Corporation 8 +29% y/y 2Q16 growth concentrated in +27% 1Q16 2Q16 returned to anemic growth Consumer Reports Article dated 01.05.15

38% of 2016 Share Price Gain is post RIVC prelim proxy 8/22/16 Rx Investor Value Corporation 9 Company proxy reports …”common stock has more than DOUBLED since the end of 2015” $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 12/31/2015 1/31/2016 2/29/2016 3/31/2016 4/30/2016 5/31/2016 6/30/2016 7/31/2016 HEWA close pre-RVIC Prelim Proxy close post-RVIC Prelim Proxy

RIVC Plans to Increase Share Price for Shareholders to Realize a Gain 8/22/16 Rx Investor Value Corporation 10 Infuse permanent capital to Assure the company’s going concern status Fund new customer acquisition Drive consistent new revenue growth Disciplined, data driven customer acquisition Open new B2B channels Attract new marketing and operations talent Implement best practice board governance principles Build shareholder value through a growing branded franchise

RIVC 90 Day Plan 8/22/16 Rx Investor Value Corporation 11 Set board calendar; establish committees/ charters Replace senior lender with permanent financing Secure employee support of RIVC’s strategic plan Negotiate vendor payables settlements; cement continuing partnerships Review/ improve customer service metrics, processes Test B2C marketing strategies for national adoption Open B2B channel Full review of company expenses/ eliminate low value expenditures Create management dashboards for key metrics

RIVC Directors Have Relevant Experience RIVC Qualifications Current Board 8/22/16 Rx Investor Value Corporation 12 Successful Tech entrepreneur Pharmacist Two directors started on - line pharmacies Major investor who bought shares w own cash Public company CFO & director Investment banker specializing in mining Flooring materials CEO to the multi - family housing industry Real estate advisor Company CEO lives in Las Vegas

Current Directors – What Are They Doing? 8/22/16 Rx Investor Value Corporation 13 In the last director election, each director did not received a majority vote of the non - insider shares Two director slated elected with only 9% non - insider vote Two other directors received 22% and 31% of non - insider support Despite a clear lack of non - insider support, all four directors nominated each other for election at the upcoming meeting Diluted current shareholders 6% two days prior to the record date Management and board coordinated exercise of options into 2.2M shares Diluted current shareholders AN ADDITIONAL 6% two days prior to the record date The board exchanged 2.3M shares for payables held by its senior lender purchased from vendors Terms were $0.31/ share equal to Jul 28 closing price thus giving an insider full value Company apparently had been buying payables at a discount The board has set the annual meeting for 5pm September 2 Late Friday afternoon before the Labor Day holiday weekend Paying itself and management for performance? Automatic CEO salary increase in 2017, minimum bonus of 30% of salary Increased monthly director cash compensation from $1,000 to $3,000

Board’s Record of Diluting Shareholders 8/22/16 Rx Investor Value Corporation 14 12% dilution occurred just prior to the record date and in front of announcement to explore the sale of HEWA The board has significantly diluted existing shareholders without any new capital entering HEWA (Source: HEWA PREC14A 07.22.16, Form 4 07.29.16, DEF14A 08.02.16, Form 8 - K 08.08.16)

Questionable Disclosure, Governance and Related Party Dealing ? 8/22/16 Rx Investor Value Corporation 15 Source: HEWA 2015 Form 10 - K $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 Payables Exchange Rate 28-jul-16 close HEWA Share Price Source: HEWA SC 13D 08.15.16; http://www.nasdaq.com/symbol/hewa/historical On Jul 28 HEWA diluted existing shareholders by issuing 2,253,528 shares in exchange for $698,592.61 vendor payables purchased by an affiliate of the senior lender HEWA disclosed this transaction on August 3 after the July 29 annual meeting record date Indicates HEWA had been settling non - insider vendor payables at a discount. Indicates HEWA settled payables owned by a corporate insider at full value by issuing new shares at the market closing price.

Disclaimer 8/22/16 Rx Investor Value Corporation 16 RX INVESTOR VALUE CORPORATION, TOGETHER WITH ITS DIRECTOR CANDIDATES JEFFREY HOLTMEIER, MARK SCOTT, DR . STEPHEN J . WEISS, JR . , AND BRIAN ROSS (THE “PARTICIPANTS”) HAVE FILED WITH THE SECURITES AND EXCHANGE COMMISSION (THE “SEC”) ON SCHEDULE 14 A ON AUGUST 22 , 2016 A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF HEALTHWAREHOUSE . COM INC (THE “COMPANY” FOR USE AT THE COMPANY’S 2016 ANNUAL MEETING OF STOCKHOLDERS (THE “PROXY SOLICITATION”) . ALL STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE PROXY SOLICITATION WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING, AND THE PARTICIPANTS IN THIS SOLICITATION. THE DEFINITIVE PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD ARE AVAILABLE, ALONG WITH OTHER RELEVANT DOCUMENTS (WHEN THEY BECOME AVAILABLE), AT NO CHARGE ON THE SEC’S WEBSITE AT http://www.sec.gov/ . RX INVESTOR VALUE CORPORATION ALSO MAKES AVAILABLE THESE DOCUMENTS ON ITS WEBSITE AT www.rxinvestors.com. INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS BY SECURITY HOLDINGS IS CONTAINED IN THE DEFINITIVE PROXY STATEMENT FILED BY THE PARTICIPANTS WITH THE SEC ON AUGUST 22 ,2016. THIS DOCUMENT CAN BE OBTAINED AT NO CHARGE ON THE SEC’S WEBSITE AT http://www.sec.gov/ . RX INVESTOR VALUE CORPORATION ALSO MAKES AVAILABLE THESE DOCUMENTS ON ITS WEBSITE AT www.rxinvestors.com.

RX INVESTOR VALUE CORPORATION (“RIVC”) HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE SOLICITATION OF PROXIES FROM STOCKHOLDERS OF HEALTHWAREHOUSE.COM, INC. (THE "COMPANY") IN CONNECTION WITH THE COMPANY'S 2016 ANNUAL MEETING OF STOCKHOLDERS. ALL STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY RIVC, MARK SCOTT, JEFFREY HOLTMEIER, BRIAN ROSS, MICHAEL PEPPEL AND DR. STEPHEN WEISS AND RELATED PARTICIPANTS IN THE SOLICITATION (COLLECTIVELY, THE "PARTICIPANTS") BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND AN ACCOMPANYING PROXY CARD ARE BEING FURNISHED TO SOME OR ALL OF THE COMPANY'S STOCKHOLDERS AND ARE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, OKAPI PARTNERS, RIVC’S PROXY SOLICITOR, WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WITHOUT CHARGE UPON REQUEST BY CALLING OKAPI TOLL-FREE AT 877-259-6290.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS BY SECURITY HOLDINGS IS CONTAINED IN THE DEFINITIVE SCHEDULE 14A FILED BY RIVC WITH THE SEC. THIS DOCUMENT CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE. MARK SCOTT OWNS 4,480,861 SHARES OF THE COMPANY. RIVC OWNS 1,100 SHARES OF THE COMPANY. BRIAN ROSS OWNS 0 SHARES OF THE COMPANY. MICHAEL PEPPEL OWNS 0 SHARES OF THE COMPANY. JEFFREY HOLTMEIER OWNS 19,900 SHARES OF THE COMPANY. DR. STEPHEN WEISS OWNS 1,020,000 SHARES OF THE COMPANY.